UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

Crown Castle International Corp.
 (Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive Suite 500 Houston, TX	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On April 15, 2009, the Company issued a press release announcing that certain of its indirect subsidiaries intend to offer, in a private transaction, up to $1.1 billion of Senior Secured Notes due 2017 (“Notes Offering”). On April 15, 2009, the Company also issued a second press release announcing that such Notes Offering had been priced and that the offering amount had been increased to $1.2 billion. The April 15 press releases are attached as Exhibits 99.1 and 99.2 to this Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 15, 2009

99.2	Press Release dated April 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President
and General Counsel

Date: April 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 15, 2009

99.2	Press Release dated April 15, 2009

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